UNITED STATES
                       Securities and Exchange Commission
                             Washington, DC. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                 [X]
  Pre-Effective Amendment No.                                           [ ]
  Post-Effective Amendment No. 8                                        [X]
                                      and
THE INVESTMENT COMPANY ACT OF 1940                                      [X]
  Amendment No. 9

MH Elite Portfolio of Funds, Inc.     (Exact Name of Registrant as Specified
                                       in Charter)
220 Russell Ave., Rahway, NJ 07065    Address of Principal Executive Offices)

1-800-318-7969                        (Registrants Telephone Number)

Harvey Merson, 220 Russell Ave., Rahway, NJ 07065      (Name and Address of
Jeff Holcombe, 220 Russell Ave., Rahway, NJ 07065       Agents for Service)

Approximate Date of Proposed Public Offering:   As soon as practicable after
the effective date of this registration.

It is proposed that this filing will become effective (check appropriate box)
  [X] immediately upon filing pursuant to Rule 485 (b)
  [ ] on (date) pursuant to Rule 485 (b)
  [ ] 60 days after filing pursuant to Rule 485 (a)(1)
  [ ] on (date) pursuant to Rule 485 (a)(1)
  [ ] 75 days after filing pursuant to Rule 485(a)(2)
  [ ] on (date), pursuant to Rule 485 (a)(2)


Pursuant to rule 24f-2 under the Investment Company Act of 1940, an indefinite number of securities have been registered by this registration statement.

The Registrant hereby amends this Registration Statement on such date or dates that may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(A) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission acting to section 8(A) may determine.

                           Cross Reference Sheet


          INFORMATION REQUIRED                      CAPTIONS IN FILING

Part A: IN A PROSPECTUS
Item 1. Front and Back Cover Pages           Front and back cover pages
Item 2. Risk/Return Summary: Investment      Investment Risks, Performance
          Risks, and Performance
Item 3. Risk/Return Summary: Fee Table       Fund Expenses
Item 4. Investment Objectives, Principal     Investment Objectives, Investment
          Investment Strategies, and         Strategies
            Related Risks
Item 5. Management's Discussion of           Not Applicable
          of Fund Performance
Item 6. Management, Organization and         Investment Adviser
          Capital Structure
Item 7. Shareholder Information              How To Buy Shares, How to Sell
                                             Shares, Pricing of Fund Shares,
                                             Retirement Plans, Distribution
                                             and Taxes, To Obtain Additional
                                             Information
Item 8. Distribution Arrangements            Not Applicable
Item 9. Financial Highlights Information     Financial Highlights


Part B:  STATEMENT OF ADDITIONAL INFORMATION
Item 10. Cover Page and Table of Contents     Cover Page and Table of Contents
Item 11. Fund History
Item 12. Description of the Fund and its
           Investment and Risks
Item 13. Management of the Fund               Management of the Fund,
                                              Officers and Directors of the Fund
Item 14. Control Persons and Principal
         Holders of Securities
Item 15. Investment Advisory and Other
         Services                             Included in Prospectus
Item 16. Brokerage Allocation and Other
         Practices                            Not Applicable
Item 17. Capital Stock & Other Securities     Capitalization
Item 18. Purchase, Redemption and Pricing of
         Securities Being Offered             Included in Prospectus
Item 19. Tax Status                           Tax Status
Item 20. Underwriters                         Not Applicable
Item 21. Calculation of Performance Data      Calculation of Performance Data
Item 22. Financial Statements                 Financial Statements


Part C:  OTHER INFORMATION
Item 23. Exhibits                            Exhibits
Item 24. Persons Controlled By or Under      Persons Controlled By or Under
         Common Control with the Fund        Common Control with Registrant
Item 25. Indemnification                     Indemnification
Item 26. Business and Other Connections of   Business and Other Connections of
         Investment Adviser                  Investment Adviser
Item 27  Principal Underwriters              Principal Underwriter
Item 28. Location of Accounts and Records    Location of Accounts & Records
Item 29. Management Services                 Management Services
Item 30. Undertakings                        Undertakings

                          MH Elite Portfolio of Funds, Inc.
                                220 Russell Avenue
                             Rahway, New Jersey 07065
                                  1-800-318-7969
                                 www.mhelite.com


PROSPECTUS                                                   April 30, 2004


                               Table of Contents

                  Investment Objectives ................... 2
                  Principal Investment Strategies ......... 2
                  Principle Investment Risks .............. 3
                  Performance ............................. 4
                  Fund Expenses ........................... 6
                  Investment Adviser ...................... 7
                  Pricing of Fund Shares .................. 7
                  How To Buy Shares ....................... 8
                  How To Exchange Shares .................. 9
                  How To Sell Shares ...................... 9
                  Retirement Plans ....................... 10
                  Distribution and Taxes ................. 10
                  Financial Highlights ................... 11
                  To Obtain Additional Information  ...... 12

     MH Elite Portfolio of Funds, Inc. offers two no-load mutual funds:

                           MH Elite Fund of Funds
                           MH Elite Small Cap Funds of Funds


This prospectus is intended to provide important information to help you evaluate whether the funds offered by MH Elite Portfolio of Funds, Inc. may be right for you. Please read this prospectus carefully before investing and keep the prospectus for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission, nor has the commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objectives

MH Elite Small Cap Fund of Funds and MH Elite Fund of Funds (referred to individually as a Fund and collectively as the Funds) are open-end diversified mutual funds with an investment objective of long-term capital appreciation. Each Fund seeks to achieve its investment objective through investments in other diversified and non-diversified open-end mutual funds ("underlying funds") which in turn, invest principally (i.e. at least 80% of their total assets) in equity securities. The investment objective of the underlying funds will be, consistent with the investment objective of the Funds, long-term capital appreciation.


Principle Investment Strategies

The Funds seek to achieve their investment objective by investing at least 80% of their total assets in a diversified group of approximately ten to twenty-five underlying funds which invest 80% of their total assets in equity securities and whose investment objective is long-term capital appreciation. There can be no assurance that the Funds will achieve their investment objective.

MH Elite Small Cap Fund of Funds will emphasize funds that invest in companies whose median market capitalization is less than two billion, at the time of initial purchase, commonly referred to as small and/or micro cap funds.

MH Elite Fund of Funds will emphasize funds that invest in companies whose median market capitalization is greater than two billion dollars, at the time of initial purchase, commonly referred to as mid and large cap funds.

Both Funds will invest in a mix of fund styles including value, blend and growth funds. Growth funds will invest in stocks that typically enjoy strong growth in earnings, that is often related to a hot new product or service. Growth stocks are expected to grow at a faster pace then the rest of the market as measured by forward earnings, book value, cash flow and sales. They are often priced at a premium associated with relatively high P/Es (price to earnings ratio) and P/Bs (price to book ratio). In contrast, value managers are bargain hunters looking for a sale, seeking out companies selling for less than the true value of their earning power or assets. The stock holdings of value funds will have P/Es and P/Bs that are well below the norm. Value stocks are not the darlings of Wall Street but rather viewed as the underachievers. In researching stocks, fund managers will uncover what's Hot (growth) and what's Not (value). Blend funds do not adhere to one particular (value or growth) style of investing and will hold a combination of value and growth stocks.

The Investment Adviser reviews and evaluates funds based on their investment style, policies, and past performance. Other criteria considered in making a determination include the portfolio manager, transaction and operating expenses and fees, portfolio composition and liquidity, and quality and types of shareholder services provided. Consistency in performance and a fund's relative performance versus other funds with a similar investing style is an important consideration when evaluating a fund for the portfolio. The sector weightings of an underlying fund are reviewed for overlap in holdings and to insure the Funds maintain an overall balanced portfolio. In the process of screening and comparing funds, the Investment Adviser will consider a fund's standard deviation, a statistical measure of a fund's range of performance and volatility, and a fund's alpha figure, used to measure the value added or subtracted by a fund's manager. The Funds will invest in unaffiliated funds that van be purchased at their net asset value without sales charges, upfront or deferred, and have a maximum limit on 12B-1 fees of .25%. Disappointing performance, a change in portfolio manager or significant style drift will lead to a fund being removed from the portfolio. Refer to the Statement of Additional Information for more information concerning the investment policies and practices of the underlying funds.

Principle Investment Risks

An investment in any security involves a certain amount of risk. There are a number of risks and other considerations that a potential investor in each of the Funds should consider. Some of these relate to an investment in a security of any kind, others are particular to a fund that invests in other funds, and still others concern certain legal requirements applicable to funds that invest in other funds. There is the potential for a diluted effect of investing investing in a fund of funds. The Funds will invest at least 80% of their assets in underlying funds, which will invest at least 80% of their assets in equity securities. If only the minimum investment restrictions are met by the Funds and the underlying funds, then only 64% of the assets would be invested in equity securities. Although the Funds diversify their portfolios by investing in other mutual funds, which tends to minimize risk somewhat, it does not eliminate risk alogether.

The value of your investment in each Fund will fluctuate in response to stock market and general economic conditions. One risk to consider, when investing in either Fund is the possibility that its share price and total return may decline as a result of a decline in the value of the underlying funds. In the past, investing in small cap stock funds has been riskier than investing in funds that concentrate on mid and large cap stocks. Stock prices of small cap companies tend to be more volatile than mid and large cap companies with sharper price movements in both up and down markets. Each Fund may be weighted more to one particular style of investing (i.e. growth vs. value) that may under perform and/or be more volatile than other investment styles at the time. Furthermore, our selection of underlying funds may not perform as well as expected when purchased or as well as the stock market in general. As a result, loss of money is a risk of investing in each of the Funds. You should consider an investment in each of these Funds as a long-term investment.

The Funds are independent from any of the underlying funds in which they invest and have little voice in or control over the investment practices, policies, or decisions of those funds. If the Funds disagree with those practices, policies, or decisions, it may have no choice other than to liquidate its investment in that fund, which may entail a loss. Also, the investment advisers of the underlying funds may simultaneously pursue inconsistent or contradictory courses of action; for example, one fund may be purchasing securities of the same issuer whose securities are being sold by another underlying fund.

An investor in each of the Funds will indirectly pay higher expenses than if the underlying shares were owned directly. An investor who invests directly in a fund will pay a pro rata share of the fund's operating expenses (i.e. management fees, distribution fees, and other expenses). An investor in either of the Funds will incur a layering of fees as they will not only be paying the operating expenses related to each of the Funds, but they will also be paying a portion of similiar expenses of the underlying funds.

Normally, cash, short-term debt securities, and money market mutual funds held for investment or redemptions may not exceed 20% of the Fund's total assets. For temporary defensive purposes or to accumulate cash for investments or redemptions, the Funds may hold cash or invest in money market mutual funds or in a variety of short-term debt securities, including U.S. Treasury bills and other U.S. Government securities, commercial paper, certificates of deposit, and banker's acceptance. When the Funds invest for temporary defensive purposes, it may do so without any percentage limitations. These temporary defensive positions are inconsistent with the Funds' principal investment strategies and the Funds may fail to achieve their investment objectives.

Performance

The chart below is intended to provide you with an indication of the risks of investing in the MH Elite Small Cap Fund of Funds by showing changes in the Fund's performance from year to year. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


1998  17.20% (1)
1999  32.90%
2000   1.50%
2001   8.09%
2002 -22.61%
2003  45.27%


(1) 1998 - From inception: 9/1/1998 to 12/31/1998


The table below is designed to help you evaluate your risk tolerance by showing the Fund's best and worst quarterly performance for the years shown in the bar chart above.


Best quarter    27.6 %    Q4 1999

Worst quarter  -21.5 %    Q3 2002

The table below compares the Fund's performance over time with the Russell 2000 index. The Russell 2000 index is an unmanaged total return index of the smallest 2,000 companies that represent approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 2000 is widely used in the industry to measure the performance of small company stocks. As with all mutual funds, past performance (before and after taxes) does not guarantee future results.

                         MH Elite Small Cap Fund of Funds

                           Average Annual Total Returns
-------------------------------------------------------------------------------
                                                          Periods Ended
                                                        December 31, 2003

                                                                         Since
                                                                       inception
                                                   1 Year    5 Years    (9/1/98)
-------------------------------------------------------------------------------

Return before taxes                                 45.27%    10.39%      12.93%

Return after taxes on distributions                 45.27%     9.94%      12.31%

Return after taxes on distributions and sale of
fund  shares                                        27.80%     8.49%      10.56%

Russell 2000 (reflects no deductions for fees,
expenses, or taxes)                                 47.25%     7.13%      11.27%

The Fund's after-tax returns as shown in the previous table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table above. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


                                MH Elite Fund of Funds

No performance information is available because the Fund commenced operation in January 2004.

Fund Expenses

The following describes the fees and expenses that you may pay if you buy and hold shares of the Funds. The expenses and fees set forth below are for the 2004 fiscal year.

                               Shareholder Fees
                   (fees paid directly from your investment)
            --------------------------------------------------------

            Maximum Sales Load Imposed on Purchases             None
            Maximum Sales Load Imposed on Reinvested Dividends  None
            Deferred Sales Load                                 None
            Redemption Fees                                     None
            Exchange Fees                                       None
            Maximum Account Fee                                 None



                      Annual Fund Operating Expenses
                (expenses deducted from the Fund's assets)
            ---------------------------------------------------
            Management Fees                               1.00%
            Distribution (and/or Service) (12b-1) Fees    None
            Other Expenses (1)                            0.25%
                                                          -----
            Total Annual Fund Operating Expenses          1.25%

(1) Other Expenses of .25% will be paid to MH Investment Management Inc. (MHI) as per the Administrative Services Agreement. Under the agreement, MHI has agreed to pay expenses incurred for the conduct of business by the Funds. Payments cannot be used for the distribution and/or marketing of Fund shares.


Expense Example

Use this table to compare fees and expenses of the Funds with those of other mutual funds. This example illustrates the amount of fees and expenses you would pay, and assumes the following: $10,000 investment, 5 % annual return, no changes in the Fund's operating expenses, and redemption at the end of each time period.

            MH Elite Small Cap Fund of Funds    MH Elite Fund of Funds

   1 Year                 $128                           $128
   3 Years                $404                           $404
   5 Years                $707                           $707
  10 Years               $1611                          $1611

Because this example is hypothetical and for comparison purposes only, actual expenses may be greater or lesser than those shown.

The Funds are offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for management fees and administrative services.

Investment Adviser

MH Investment Management, Inc. is a New Jersey corporation that acts as the Investment Adviser to the Funds. MH Investment Management, Inc. has been the investment adviser to the MH Elite Small Cap Fund of Funds (formerly
MH Elite Portfolio of Funds) since its inception on September 1, 1998.
Mr. Harvey Merson and Mr. Jeff Holcombe established the company on
October 20, 1997 and are the sole owners, directors and officers of MH Investment Management, Inc. Mr. Harvey Merson, portfolio manager, is primarily responsible for the day to day management of the Fund's portfolios. Mr. Merson is a graduate of Rider College with a Bachelor of Science degree in Business Administration. He has held a NASD series 7 license since 1982, and is registered with the State of New Jersey as a Registered Investment Adviser. Mr. Merson has been assisting clients with the purchasing, monitoring, and sale of mutual funds for the last 21 years. Mr. Jeff Holcombe, chief information officer, is primarily responsible for the administrative operations of the funds. Mr. Holcombe is a graduate of Montclair State College with a Bachelor of Science degree in Business Administration, and Fairleigh Dickinson
University with a Master of Business Administration in Finance. Mr. Holcombe is currently a Director of Software Development with Telcordia Technologies, Incorporated.

The Investment Adviser furnishes each Fund with investment advice and, in general, supervises the management and investment program of the Funds. Under the Investment Advisory Agreement, the Funds have agreed to pay the Investment Adviser an annual fee, payable monthly, of 1.00% of the Fund's daily net assets.

Pursuant to its contract with each Fund, the Investment Adviser is required to render research, statistical and advisory services to the Funds, to make specific recommendations based on the Fund's investment requirements; and to pay salaries of the Fund's employees who may be officers or directors or employees of the Investment Adviser.

An Administrative Services Agreement between the Funds and MH Investment Management, Inc. stipulates the Investment Adviser will be responsible for expenses incurred for the conduct of business by the Funds and in return, the Funds have agreed to pay the Investment Adviser an annual fee, payable monthly, of .25% of the Fund's daily net assets.

Pricing Of Fund Shares

The net asset value (NAV) per share is determined by calculating the total value of the Fund's assets, deducting total liabilities, and dividing the result by the number of shares outstanding. On each day the New York Stock Exchange is open for trading, the share price, or NAV, of each Fund is determined as of the close of regular session of trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time.

The Fund's assets consist primarily of shares of the underlying funds, which are valued at their respective net asset values under the 1940 Act. The underlying funds value securities in their portfolio for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by their boards of directors.


How To Buy Shares

The offering price of the shares offered by the Funds is at the net asset value per share next determined after receipt of the application with payment to MH Elite Portfolio of Funds Inc. and is computed in the manner described under the caption "Pricing of Fund Shares" in this Prospectus. The Funds reserve the right at their sole discretion to terminate the offering of its shares made by this Prospectus at any time and to reject purchase applications when, in the judgment of management such termination or rejection is in the best interests of the Funds.

Initial purchase of shares of the Funds may be made by application submitted to the Funds. You may also purchase shares in the Funds through a processing organization (e.g. TD Waterhouse or FTJ FundChoice) which is a broker-dealer, bank or other financial institution authorized to purchase and redeem shares in the Funds for their customers. If you invest through an authorized institution, you will have to follow their procedures, which may be different from the procedures for investing directly with the Funds, including no minimum initial or subsequent investment requirement. The processing organization, rather than you, will act as shareholder of record of the shares and will be responsible for delivering Fund reports and other communication about the Funds to you. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding the Funds to the processing organization.

For the convenience of investors, a Share Purchase Application form is provided with this Prospectus. The minimum initial purchase of shares is $10,000.00.
The minimum amount for subsequent purchases is $1,000.00. Investments in funds offered by MH Elite Portfolio of Funds Inc. can be combined to meet the required minimum. The minimum is also per household and extended to include immediate members of the family.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, government identification number and obtain other information that will allow us to identify you. We may also ask to see you driver's license or other identifying documents. The Funds will use such information to verify your identity and will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA Patriot Act.

The Funds will automatically retain and reinvest dividends and capital gains distributions declared by the Funds, and use the proceeds for the purchase of additional shares for the shareholder at net asset value as of the close of business on the distribution date. A Shareholder may at any time by letter or forms supplied by the Funds direct the Funds to pay dividends and/or capital gains distributions, if any, to such shareholder in cash. Shares will be issued to three decimal places as purchased from the Funds. Each Fund will maintain an account for each shareholder of shares for which no certificates have been issued.


How to Exchange Shares

Shares of the Funds may be exchanged for each other at NAV. You may exchange shares by written request or by telephone. You must sign your written request exactly as your name appears on our account records. The privilege of exchanging shares by telephone is automatically available to all shareholders. Your exchange will be processed at the next determined NAV after the Fund receives your request. You must maintain a minimum account balance of $1,000 in each Fund after the exchange of shares has been processed. Any gain or loss on an exchange of shares may be a taxable event.


How To Sell Shares

The Funds will redeem all or any part of the shares of any shareholder that submits a written request with signature(s) guaranteed to MH Elite Portfolio of Funds Inc. Signature(s) must be guaranteed by a commercial bank, trust company, savings and loan association, or member firm of a national securities exchange. A notary public may not provide a signature guarantee. If the amount of the redemption proceeds is $100,000.00 or less, a signature guarantee is not required. The Funds will also accept telephone redemptions for amount up to $50,000. The check will be mailed to the address to which the account is registered.

The Funds will also accept telephone redemptions for amounts up to $50,000.
The check will be mailed only to the address to which the account is registered unless instructed otherwise in a written request signed by the shareholder(s) of record. Neither the Fund nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions. The affected shareholder(s) will bear the risk of any such loss. The Fund will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund does not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions and providing written confirmation of the transaction(s).

The sale price of each share will be the next NAV determined after the Funds receives your request. Payment by the Funds will ordinarily be made within three business days of receipt of request. The Funds may suspend the right of redemption or postpone the date of payment if the New York Stock Exchange is closed for other than customary weekend or holiday closings, or when trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission, or when the Securities and Exchange Commission has determined that an emergency exists, making disposal of fund securities or valuation of net assets not reasonably practicable. For recently purchased shares, the Funds may delay payment of redemption proceeds for up to 15 days from date of purchase or until the check has cleared which ever occurs first. The Funds intend to make payments in cash, however, the Funds reserve the right to make payments in kind.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its service.

Retirement Plans

MH Elite Portfolio of Funds Inc. offers shares in connection with tax-deferred retirement plans. Application forms and additional information about these plans, including applicable fees, are available from MH Elite Portfolio of
Funds Inc.   Monies deposited into a qualified account may be invested in shares of the Funds upon filing of the appropriate forms with the trustee.
MH Elite Portfolio of Funds Inc. will contract with an independent or outside firm to serve as trustee for the Fund's retirement plans. Before investing in the Funds through such a plan, an investor should consult a tax adviser. Due to minimum purchase requirements, the retirement plans available are intended to be used in conjunction with rollovers and transfers from individual retirement accounts ('IRAs'), and employer sponsored plans (i.e. Section
401K plans, H-R-10 Plans, 403B, etc.).


Distribution and Taxes

Each Fund intends to make distributions that may be taxed as ordinary income and capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). The Fund's distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax. At the discretion of the Fund's Board of Directors, the Funds will distribute substantially all of their net investment income and any realized capital gains. Dividends received shortly after purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of such dividends or distributions and, although in effect a return of capital, are subject to federal income taxes.

The Funds are required by federal law to withhold 28% of reportable payments (which may include dividends, capital gains, distributions and redemptions) paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, you must supply MH Elite Portfolio of Funds Inc. with your Social Security or Taxpayer Identification Number, and that you are not currently subject to back-up withholding, or that you are exempt from back-up withholding.

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each of the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by the firm Sanville & Co., whose report, along with the Fund's financial statements, are included in the Statement of Additional Information or annual report, which is available upon request.

                            MH Elite Small Cap Fund of Funds

                                          For the Years Ended December 31,
PER SHARE DATA:            2003         2002        2001       2000         1999
                       ----------  ----------  ----------  -----------  ----------
Net Asset Value,
  Beginning of Period $     4.86  $     6.28  $     5.81  $     6.04   $    4.62
__________________________________________________________________________________

Income from Investment Operations:

  Net Investment
    Income                 (0.04)       (0.06)     (0.05)      (0.04)      (0.03)

  Net Realized and
   Unrealized
    Gain (Loss)
     on Investments         2.24        (1.36)       0.52       0.13        1.55

   Total Income(Loss)
    From Investment
     Operations             2.20        (1.42)       0.47      (0.09)       1.52
___________________________________________________________________________________

  Less Distributions           -           -           -       (0.32)      (0.10)
___________________________________________________________________________________

  Net Asset Value,
   End of Period      $     7.06  $     4.86  $     6.28  $     5.81  $     6.04
___________________________________________________________________________________

  Total Return              45.27%     (22.6%)      8.09%       1.50%      32.90%
___________________________________________________________________________________

Ratios/Supplement Data:

Net Assets at
 End of Period
   (in 000's)              $5,234     $1,940       $2,213      $1,570      $1,033
                           ======     ======       ======      ======      ======

Ratio of expenses to
  average net assets       1.23%        1.23%       1.24%       1.30%       1.00%

Ratio of net investment
  income to average
    net assets            (1.14%)      (1.54%)     (0.93%)     (0.75%)     (0.69%)

Portfolio turnover rate   53.14%       36.50%      25.00%      50.00%      41.00%
_____________________________________________________________________________________

(1) Commenced operations on 3-18-1998


MH Elite Fund of Funds

No Financial Highlights are available because the Fund commenced operation in January 2004.

To Obtain Additional Information

For additional information about the Funds offered by MH Elite Portfolio of Funds, Inc., please contact us:


By telephone: 		1-800-318-7969

By mail:		MH Elite Portfolio of Funds, Inc.
                  220 Russell Avenue
                  Rahway, New Jersey 07065

By e-mail: 		info@mhelite.com

Internet: 		www.mhelite.com


Shareholder Reports

The Funds' Annual Report and Semi-Annual Report contain additional information about the Funds' investments. The Funds' Annual Report contains a discussion of the market conditions and investment strategies that affected the performance of the Funds during the last fiscal year. Both the Annual report and the Semi-Annual Report also contain performance information, financial statements, complete portfolio holdings and are sent to all shareholders.


Statement of Additional Information

The SAI contains more comprehensive information on the Funds. The SAI is incorporated by reference into this prospectus which makes it legally part of this prospectus.

To obtain a free copy of the SAI, the annual and semiannual reports or other information about the Funds please call 1-800-318-7969.

Information about the Funds, including the SAI, can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. or on the SEC's website at http://www.sec.gov. Information about the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090. Copies of such information and reports may be obtained, after paying a duplicating fee, by sending an email request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

Investment Company Act File Number 811-0874

                                    Part B

                      STATEMENT OF ADDITIONAL INFORMATION

                                April 30, 2004


This Statement is not a prospectus, but should be read in conjunction with the Fund's current prospectus dated April 30, 2004. To obtain the Prospectus, please write the Fund or call the telephone number shown above.


                               TABLE OF CONTENTS

                  Fund History ............................  2
                  Selection of Underlying Funds ...........  2
                  Fund Risks and Other Considerations .....  2
                  Portfolio Turnover Policy ...............  3
                  Investment Restrictions .................  3
                  Capitalization ..........................  4
                  Management of the Fund ..................  4
                  Officers and Directors of the Fund ......  5
                  Board of Director Ownership Amounts .....  6
                  Basis for Approving Investment
                     Advisory Contract ....................  6
                  Control Person and Principal Holders
                     of Securities ........................  7
                  Tax Status ..............................  8
                  Calculation of Performance Data .........  8
                  Custodian and Transfer Agent ............  9
                  Reports to Shareholders ................. 10
                  Litigation .............................. 10
                  Investment Policies and Practices of
                    Underlying Funds ...................... 10
                  Selection of Auditors ................... 16
                  Auditor's Report ........................ 17
                  Financial Statements .................... 18

FUND HISTORY

The MH Elite Portfolio of Funds, Inc. (the "Investment Company") was organized as a corporation in New Jersey on October 20, 1997. The Fund was organized as an open-end diversified management investment company under the Investment Company Act of 1940 and its securities under the Securities Act of 1933, the sale and issuance of 20,000 shares of capital stock ("initial shares") for $100,000 ($200 for capital stock and $99,800 as additional paid in capital) to its initial investor on February 17, 1998. MH Elite Small Cap Fund of Funds and MH Elite Fund of Funds are separate portfolios of the Investment Company.
MH Elite Small Cap Fund of Funds (effective September 1, 2003 the Fund changed the name from MH Elite Portfolio of Funds) commenced operations on September 1, 1998 as an open-end diversified mutual fund. MH Elite Fund of Funds commenced operations on January 12, 2004 as an open-end diversified mutual fund. The investment adviser of the Funds is MH Investment Management Inc. (the "Adviser").


SELECTION OF UNDERLYING FUNDS

The Investment Adviser exercises broad discretion in choosing which underlying funds to include in the Fund's portfolio. The primary consideration in the selection process is that a prospective fund advance the Fund's stated invest-ment objective of achieving long-term capital appreciation. The Funds will invest at least 80% of its total assets in other open-end (diversified and/or non-diversified) funds which in turn invest at least 80% of their total assets in equity securities, and whose investment objective is long-term capital appreciation. MH Elite Small Cap Fund of Funds will emphasize funds that invest in companies whose median market capitalization is less than two billion, at the time of initial purchase, commonly referred to as small and/or micro cap funds. MH Elite Fund of Funds will emphasize funds that invest in companies whose median market capitalization is greater than two billion dollars, at the time of initial purchase, commonly referred to as mid and large cap funds. Both Funds will invest in a blend of fund styles including value, core and growth funds.


FUND RISKS AND OTHER CONSIDERATIONS

The underlying funds have their own investment objectives, policies, practices, and techniques, any one or all of which may subject their assets to varying degrees of risk. For example, the underlying funds in which the Funds invest may be authorized to invest 100% of their assets in securities of foreign is-suers and engage in foreign currency transactions with respect to these invest-ments; invest in restricted or illiquid securities; invest in warrants; lend their portfolio securities; sell securities short; borrow money in amounts up to 33 1/3% of their assets for leverage purposes; concentrate 25% or more of their assets in one industry; invest up to 100% of their assets in master demand notes; enter into futures contracts and options on futures contracts; and invest in start-up and unproven companies. The risks involved in certain of these practices and techniques are described in this prospectus and/or in the Statement of Additional Information.

The underlying funds may invest a portion of their assets in foreign securities. The Funds place no limit on the extent to which the underlying funds may invest in foreign securities. Investing in securities of non-U.S. companies, which are generally denominated in foreign currencies, and utilization of forward foreign currency exchange contracts and other currency hedging techniques involve certain considerations comprising both opportunity and risk not typically associated with investing in U. S. dollar-denominated securities. Risks unique to international investing include: (1) restrictions on foreign investment and on repatriation of capital; (2) fluctuations in currency exchange rates; (3) costs of converting foreign currency into U.S. dollars;
(4) price volatility and less liquidity; (5) settlement practices, including delays, which may differ from those customary in U.S. markets; (6) exposure to political and economic risks, including the risk of nationalization, expropriation of assets, and war; (7) possible imposition of foreign taxes and exchange control and currency restrictions; (8) lack of uniform accounting, auditing, and financial reporting standards; (9) less governmental supervision of securities markets, brokers, and issuers of securities; (10) less financial information available to investors; (11) difficulty in enforcing legal rights outside the U.S.; and (12) higher costs, including custodial fees. These risks are often heightened for investments in emerging or developing countries.

The Investment Company Act of 1940 (the "1940 Act") imposes certain conditions on funds which invest in other funds. The Funds and their affiliated persons may not purchase or otherwise acquire more than 3% of the total outstanding stock of another fund. The Funds may have to forgo what the Investment Adviser deems to be an advantageous purchase because of this restriction. The 1940 Act also provides that an underlying fund is not obligated to redeem any securities in an amount exceeding 1% of its total outstanding securities during any period of less than 30 days. As a result of this provision, the Investment Adviser may be unable to liquidate more than 1% of an underlying fund's securities should market or other considerations indicate the advisability of doing so.

Underlying funds may invest up to 20% of their total assets in a variety of other securities which includes junk bonds. Investing in junk bonds (bonds which are rated BB and below by Standard and Poor's and Ba and below by Moody's) involves special risks in addition to the risks associated with investments in higher rated debt securities. Junk bonds may be regarded as predominately spec-ulative with respect to the issuer's continuing ability to meet principal and interest payments. Refer to the Statement of Additional Information for a detailed discussion of the risks pertaining to junk bonds.


PORTFOLIO TURNOVER POLICY

The Funds do not propose to purchase securities for short term trading in the ordinary course of operations. Accordingly, it is expected that the annual turnover rate will not exceed 50%, wherein turnover is computed by dividing the lesser of the Fund's total purchases or sales of securities within the period by the average monthly portfolio value of the Fund during such period. There may be times when management deems it advisable to substantially alter the composi-tion of the portfolio, in which event, the portfolio turnover rate might sub-stantially exceed 50%; this would only result from special circumstances and not from the Fund's normal operations.


INVESTMENT RESTRICTIONS

The Funds have adopted certain fundamental investment policies which, together with the investment objective of the Funds, cannot be changed without the approval by holders of a majority of the outstanding shares. As defined in the 1940 Act, this means the lesser of the vote of (a) 67% of the outstanding shares of the Fund present at a meeting where more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund. The Funds have also adopted a number of other investment policies which are not fundamental and, therefore, may be changed by the Board of Directors without shareholder approval.

Under its fundamental investment policies, the Funds, through their investments in underlying funds, will not invest 25% or more of their assets in one industry. The Funds may borrow money from a bank for temporary or emergency purposes, but only in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market, and, in any event, only if immediately thereafter there is an asset coverage of at least 300%. The investment policies of the underlying funds may also allow them to borrow money.

Under its non-fundamental investment policies, the Funds will invest at least 80% of the value of their total assets in open-end, diversified and/or non-diversified investment companies. The Funds, and all affiliated persons, will, immediately after purchase or acquisition, not own more than 3% of the total outstanding stock of another registered investment company. The Funds will not purchase portfolio securities when outstanding borrowings exceed 5% of the total assets. Interest paid on borrowed funds will decrease the net earnings of the Funds. The Funds may mortgage, pledge, or hypothecate its assets in an amount not exceeding 10% of its total assets to secure temporary or emergency borrowing.

Additionally, the Funds may not:

1) Issue senior securities as defined in the 1940 Act, except as appropriate to evidence indebtedness which the Funds are permitted to incur.

2) Purchase or sell commodities or commodity contracts.

3) Underwrite securities issued by others, except to the extent that the Funds may be deemed to be an underwriter under the federal securities laws in connec-tion with the disposition of portfolio securities.

4) Invest in real estate or real estate mortgage loans, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

5) Short securities, purchase on margin, and write put and call options.

6) Make loans. The purchase of a portion of a readily marketable issue of publicly distributed bonds, debentures or other debt securities will not be considered the making of a loan.


CAPITALIZATION

The authorized capitalization for each of the Funds consists of 1,000,000,000 shares of common stock of $0.01 par value per share. Each share has equal dividend, distribution and liquidation rights with no conversion or preemptive rights. All shares issued are fully paid and non-accessible. Each shareholder has one vote for each share held. Voting rights are non-cumulative, which means that holders of a majority of shares can elect all directors of the Fund if they so choose.


MANAGEMENT OF THE FUND

Shareholders meet annually to elect all members of the Board of Directors, select an independent auditor when required, and vote on any other items deemed pertinent by the incumbent Board. The Directors are in turn responsible for determining that the Funds operate in accordance with its stated objectives, policies, and investment restrictions. The Board selects an Investment Adviser to provide investment advice.

OFFICERS AND DIRECTORS OF THE FUND

Officers and Directors of the Fund, together with their addresses, and principal occupations.

                            Position(s)      Term of         Principle
                            Held with       Office and     Occupation(s)
Name,Address, and Age         Fund          length of      During Past 5
                                            Time Served       Years

Harvey Merson*              President        One Year,  Investment Adviser
220 Russell Avenue.         Interested       Since
Rahway, NJ 07065            Director         Fund
52                                           Inception

Jeff Holcombe*              Vice-President   One Year,  Telcordia Technologies
8 Guildford Court           Interested       Since      Director of Software
Annandale, NJ 08801         Director         Fund       Development
47                                           Inception

Vincent Farinaro            Non-Interested   One Year,  Converted Paper Products
565 Fallbrook Drive         Director         Since      Consultant
Venice, FL 34292                             7-31-1998
74

Howard Samms                Non-Interested   One Year,  Johnson and Johnson
62 Colin Court              Director         Since      Healthcare Systems,
Neshanic Station, NJ 08893                   7-31-1998  Director of Finance
57

Jerome Stern                Non-Interested   One Year,  Retired
44 Dexter Drive North       Director         8-6-1999
Basking Ridge, NJ 07920
76

Tice Walker                 Non-Interested   One Year,  Actuary
52 Oak Avenue               Director         Since
Metuchen NJ 08840                            9-1-2003
35

* As President and Vice President and owners of the Funds' Investment Adviser, Mr. Merson and Mr. Holcombe are considered "Interested Directors" as defined by the Investment Company Act of 1940.

Mr. Harvey Merson has held a NASD series 7 license since 1982, and is registered with the State of New Jersey as a Registered Investment Adviser. He has been assisting clients with the purchasing, monitoring, and sale of mutual funds and annuities (fixed and variable) for the last 21 years. In addition, Mr. Merson provides financial needs analysis for his clients to determine and satisfy their insurance (life and health) needs.

Mr. Jeff Holcombe is a Director of Development at Telcordia Technologies, Inc.. He is responsible for the planning, design, and development of software systems for the telephone industry.

Mr. Vincent Farinaro is a consultant to the Converted Paper Products, a manufacture of paper board and boxes. Mr. Farinaro consults on all aspects of production, sales, and distribution.

Mr. Howard Samms as Finance Department Director for Johnson and Johnson Healthcare Systems is responsible for all financial requirements of the Johnson and Johnson Healthcare Systems, to include monthly reporting, budget development and implementation, capital investment decisions and related asset management functions.

Mr. Jerome Stern has a BA Degree in chemistry from St. Peters College. After a brief career in the laboratory of National Starch Products he turned his atten-tion to sales. In 1957 Mr. Stern formed his own chemical distributorship as President and CEO. After 25 years of operation, he sold the company in 1982 to become sales consultant to a chemical and equipment manufacturer before retiring in 1992.

Mr. Tice Walker, Fellow of the Casualty Actuarial Society, reviews and analyzes reinsurance submissions, audits cedant underwriting files and builds relationships with cedants and brokers.

Each director who is not an "interested person", as that term is defined in the 1940 Act, of the Funds was paid an annual fee of $200.00 per fund for serving as a member of the Board of Directors for fiscal year 2003. Mr. Harvey Merson and Mr. Jeff Holcombe, who are the only "interested persons" of the Funds on the board, receive no compensation for serving on the board.

The Funds do not compensate its officers and directors affiliated with the In-vestment Adviser except as they may benefit through payment of the advisory fee.

           BOARD OF DIRECTORS OWNERSHIP AMOUNTS
                   (as of 12/31/2003)

Name of Director              Dollar Range of Equity Securitis
                                       in the Funds

Harvey Merson                      $50,000 - $100,000
Jeff Holcombe                      over $100,000
Jerome Stern                       over $100,000
Howard Samms                       $10,000 - $50,000
Vince Farinaro                     $50,000 - $100,000
Tice Walker                        over $100,000


BASIS FOR APPROVING INVESTMENT ADVISORY CONTRACT

There are a number of methods that can be used to compare the performance of mutual funds. Two methods are used to evaluate the performance MH Investment Management (MHI) achieved while managing the assets of MH Elite Small Cap Fund of Funds and MH Elite Fund of Funds The Russell 2000 index is a benchmark for measuring small cap stock performance. The Russell 100 Index is a benchmark for measuring mid and large cap stock performance. Morningstar is a rating service that reviews, evaluates and analyzes mutual fund holdings and performance criteria to create a fund rating/ranking for comparing funds against a benchmark and/or against other funds within the same category.

The goals of MHI are to manage the assets of the Small Cap Fund of Funds to outperform the Russell 2000 index and to manage the assets of the MH Elite Fund of Funds to outperform the Russell 100 Index. As the Funds are fund of funds, their performance would be achieved with considerably less risk versus investing in a single fund. The Board of Directors will monitor the performance of the Funds. Approval of the investment advisory contract is contingent on the Funds meeting their investment objectives, outperforming their respective indices and outperforming the majority of funds with similar investment styles as tracked by Morningstar.

The table below compares the performance of the MH Elite Small Cap Fund of Funds versus the Russell 2000 index for the period September 1, 1998 (Fund inception) to December 31, 2003.

               MH Elite Small Cap Fund of Funds vs. Russell 2000 Index

                                     MH Elite             Russell
                              Small Cap Fund of Funds    2000 Index
1998 (9/1/98 - 12/31/98)              17.20%              21.75%
1999                                  32.90%              21.30%
2000                                   1.50%              -3.00%
2001                                   8.09%               2.49%
2002                                 -22.60%             -20.50%
2003                                  45.27%              47.25

Three year average as of 12-31-03      6.71%               6.27%
Five year average as of 12-31-03      10.39%               7.13%

Average annual return since
inception, 9/1/98                     12.93%               11.27%

MHI is pleased to report that based on performance, the Fund has exceeded its goal of outperforming the Russell 2000 Index. Based on the stock weightings of the underlying funds we believe the fund has met its goal of being within the top 35% of similar funds as tracked by Morningstar.


                        MH Elite Fund of Funds

No performance information is available for MH Elite Fund of Funds because the Fund commenced operations in January 2004.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


To the best knowledge of the MH Elite Small Cap Fund of Funds, as of December 31, 2003, the following persons and/or entities owned of record or beneficially 5% or more of the Fund outstanding shares.

           NAME                  ADDRESS              PERCENT OWNERSHIP

     Circle Trust Company    Metro Center                    6.9%
     Custodian for           One Station Place
     FTJC Qualified          Stanford, CT 06902
     Ominbus Account

     Trust under LaPenta     60 Dunbar Avenue                6.0%
     Oil Co.                 Fords, NJ 08865

     Jerome Stern            44 Dexter Drive North           5.9%
                             Basking Ridge, NJ 07920

     Raymond Choy            20 Baltic Court                 5.6%
     Grace Choy              Edison, NJ 08820


The directors and officers as a group own 13.2% of MH Elite Small Cap Fund of Funds outstanding equity securities.


As of December 31, 2003, no persons, directors or officers own shares in MH Elite Fund of Funds because the Fund commenced operations in January 2004.

TAX STATUS

The Funds intend to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the 'Code'). In any year in which the Funds qualify as a regulated investment company and distributes substantially all of its investment company taxable income, the Funds will not be subject to federal income tax to the extent it distributes to shareholders such income and capital gains in the manner required under the Code. A distribution will be treated as paid on December 31 of the calendar year if it is declared by the Funds in October, November, or December of that year with a record date in such a month and paid by the Funds during January of the following calendar year. Such dist-ributions will be taxable to shareholders in the calendar year in which the distributions are declared.


CALCULATION OF PERFORMANCE DATA

The Funds may publish certain total return performance figures in advertisements from time to time. Total return and average annual total return are calculated using the following formulas:

Total Return -

    Total return is the percentage change in the value of a hypothetical investment that has occurred in the indicated time period, taking into account the imposition of various fees, and assuming the reinvestment of all dividends and distributions. Cumulative total return reflects the Fund's performance over a stated period of time and is computed as follows:

              ERV - P = Total Return
              -------
                 P

    Where:

    ERV = ending redeemable value of hypothetical $1,000 payment made at the beginning of the base period, assuming reinvestment of all dividends and distributions

    P   = a hypothetical initial payment of $1,000

Average Annual Total Return -

    Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period and is computed according to the following formula:

              P(1 + T)n = ERV

    Where:

    P = a hypothetical initial payment of $1,000
    T = average annual total return (after taxes on distributions) n = number of years

    ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the base period.

Average Annual Total Return (After Taxes on Distributions) Quotation

    Average annual total return (after taxes on distributions) reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period and is computed according to the following formula:

              P(1 + T)n = ATVd

    Where:

    P = a hypothetical initial payment of $1,000
    T = average annual total return (after taxes on distributions) n = number of years

    ATVd = ending value of a hypothetical $1,000 payment made at the beginning of the base period, after taxes on Fund distributions but not after taxes on redemption.



Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

    Average annual total return (after taxes on distributions and redemption) reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period and is computed according to the following formula:

              P(1 + T)n = ATVdr

    Where:

    P = a hypothetical initial payment of $1,000
    T = average annual total return (after taxes on distributions and redemption)
    n = number of years

    ATVdr = ending value of a hypothetical $1,000 payment made at the beginning of the base period, after taxes on Fund distributions and redemption.


All performance figures are based on historical results and are not intended to indicate future performance.


CUSTODIAN AND TRANSFER AGENT

The Funds act as their own custodian and transfer agent. The Funds will contract with an independent or outside firm to serve as trustee for the Fund's retirement plans. The Funds purchase their underlying funds directly from the funds, or though a securities brokerage account (e.g. TD Waterhouse).

REPORTS TO SHAREHOLDERS

The Funds send all shareholders annual reports containing financial statements and other periodic reports, at least semiannually, containing unaudited finan-cial statements.

LITIGATION

As of the date of the Statement of Additional Information, there was no pending or threatened litigation involving the Funds in any capacity whatsoever.

INVESTMENT POLICIES AND PRACTICES OF UNDERLYING FUNDS

Each of the underlying funds will invest at least 80% of their total assets in equity securities. The remaining (up to 20%) total assets of each underlying fund maybe invested in a variety of other securities. Risks related to such securities are discussed below.


Convertible Securities

Certain preferred stocks and debt securities that may be held by an underlying fund have conversion features allowing the holder to convert securities into another specified security (usually common stock) of the same issuer at a spe-cified conversion ratio (e.g., two shares of preferred for one share of common stock) at some specified future date or period. The market value of convertible securities generally includes a premium that reflects the conversion right.

That premium may be negligible or substantial. To the extent that any preferred stock or debt security remains unconverted after the expiration of the conver-sion period, the market value will fall to the extent represented by that pre-mium.


Future Contracts

An underlying fund may enter into futures contracts for the purchase or sale of debt securities and stock indexes. A futures contract is an agreement between two parties to buy and sell a security or an index for a set price on a future date. Futures contracts are traded on designated 'contract markets' which, through their clearing corporations, guarantee performances of the contracts.

Generally, if market interest rates increase, the value of outstanding debt se-curities declines ( and vice versa). Entering into a futures contract for the sale of securities has an effect similar to the actual sale of securities, al-though sale of the futures contract might be accomplished more easily and quickly. For example, if a fund holds long-term U.S. Government securities and it anticipates a rise in long-term interest rates, it could, in lieu of dis-posing of its portfolio securities, enter into futures contracts for the sale of similar long-term securities. If rates increased and the value of the fund's portfolio securities declined, the value of the fund's futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have. Similarly, entering into futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities but permits the continued holding of secu-rities other than the underlying securities. For example, if the fund expects long-term interest rates to decline, it might enter into futures contracts for the purchase of long-term securities so that it could gain rapid market expo-sure that may offset anticipated increases in the cost of securities it intends to purchase while continuing to hold higher-yield short-term securities or waiting for the long-term market to stabilize.

A stock index futures contract may be used to hedge an underlying fund's port-folio with regard to market risk as distinguished from risk relating to a spe-cific security. A stock index futures contract does not require the physical delivery of securities but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, final cash settlement occurs. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

There are several risks in connection with the use of futures contracts. In the event of an imperfect correlation between the futures contract and the portfolio position which is intended to be protected, the desired protection may not be obtained, and the fund may be exposed to risk of loss. Further, unanticipated changes in interest rates or stock price movements may result in a poorer over-all performance for the fund than if it had not entered into futures contracts on debt securities or stock indexes.

In addition, the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

Finally, positions in the futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. There is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time.


Option on Future Contracts

An Underlying fund may purchase and sell listed put and call options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. When an option on a futures contract is exercised, delivery of the futures position is accom-panied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The underlying fund may purchase put options on futures contracts in lieu of, and for the same pur-pose as, a sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract in the same manner as it purchases "protective puts" on securities.

As with options on securities, the holder of an option may terminate a position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. The underlying fund is required to de-posit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to futures contracts described above, and, in addition, net option premiums received will be included as initial margin deposits.

In addition to the risks which apply to all options transactions, there are sev-eral special risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the devel-opment and maintenance of a liquid secondary market. It is not certain that this market will develop. Compared to the use of futures contracts, the pur-chase of options on futures contracts involves less potential risk to that fund, because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to that fund when the use of futures contract would not, such as when there is no movement in the prices of the underlying securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts as described above.


Options Activities

An underlying fund may write (i.e. sell) listed call options ("calls") if the calls are "covered" throughout the life of the option. A call is "covered" if that fund owns the optioned securities. When an underlying fund writes a call, it receives a premium and gives the purchaser the right to buy the underlying security at any time during the call period (usually not more than nine months in the case of common stock) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, that fund will forgo any gain from an increase in the market price of the underlying security over the exercised price.

An underlying fund may purchase a call on securities only to effect a "closing purchase transaction" which is the purchase of a call covering the same under-lying security and having the same exercise price and expiration date as a call previously written by that fund on which it wishes to terminate its obligation. If that fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the fund expires ( or until the call is exercised and that fund delivers the under-lying security).

An underlying fund also may write and purchase put options ("puts"). When it writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to their fund at the exercise price at any time during the option period. When purchasing a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. An underlying fund also may purchase stock index puts which differ from puts on individual securities in that they are settled in cash based on the values of the securities in the underlying index rather than by delivery of the underlying securities. Purchase of a stock index put is de-signed to protect against a decline in the value of the portfolio generally rather than an individual security in the portfolio. If any put is not exer-cised or sold, it will become worthless on its expiration date.

A fund's option positions may be closed out only on an exchange which provides a secondary market for options of the same series, but there can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on certain securities (such as U.S. Government securities) is relatively new so that it is impossible to predict to what extent liquid markets will develop or continue.

The underlying fund's custodian, or a securities depository acting for it, gen-erally acts as escrow agent for the securities on which the fund has written puts or calls or for other securities acceptable for such escrow, so that no margin deposit is required of the fund. Until the underlying securities are released from escrow, they cannot be sold by the fund.

In the event of a shortage of the underlying securities deliverable on exercise of an option, the Options Clearing Corporation has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the Options Clearing Corporation exercises its dis-cretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the Options Clearing Corporation may impose special exercise settlement procedures.

Hedging

An underlying fund may employ many of the investment techniques described in this section not only for investment purposes, but also for hedging purposes. For example, an underlying fund may purchase or sell put and call options on common stocks to hedge against movements in individual common stock prices or purchase and sell stock index futures and related options to hedge against mar-ketwide movements in common stock prices. Although such hedging techniques gen-erally tend to minimize the risk of loss that is hedged against, they also may limit commensurately the potential gain that might have resulted had the hedging transaction not occurred. Also, the desired protection generally resulting from hedging transactions may not always be achieved.

Junk Bonds

Bonds which are rated BB and below by Standard and Poor's and Ba and below by Moody's are commonly known as 'junk bonds'. Investing in junk bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. Junk bonds may be regarded as predominately speculative with respect to the issuer's continuing ability to meet principle and interest payments.

Junk bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. The prices of junk bonds have been found to be less sensitive to interest rate changes than more highly rated investments but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in junk bond prices, because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of junk bonds defaults, a fund may incur additional expenses to seek recovery. In the case of junk bonds structured as zero coupon or payment-in-kind securities, the market prices of such securities are affected to a greater extent by interest rate changes and, therefore, tend to be more volatile than securities which pay interest periodically and in cash.

The secondary markets on which junk bonds are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading markets could adversely affect and cause large fluctuations in the daily net asset value of a fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of junk bonds, especially in a thinly traded market.

There may be special tax considerations associated with investing in junk bonds structured as zero coupon or payment-in-kind securities. A fund records the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date. A fund will be required to dis-tribute all or substantially all such amounts annually and may have to obtain the cash to do so by selling securities which otherwise continue to be held. Shareholders will be taxed on these distributions.

The use of credit ratings as the sole method of evaluating junk bonds can in-volve certain risks. For example, credit ratings evaluate the safety of prin-ciple and interest payments, not the market value risk of junk bonds. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Illiquid and Restricted Securities

An underlying fund may invest in securities for which there is no readily available market ('illiquid securities') including securities the disposition of which would be subject to legal restrictions (so-called 'restricted securities') and repurchase agreements having more than seven days to maturity. A considerable period of time may elapse between an underlying fund's decision to dispose of such securities and the time when the fund is able to dispose of them, during which time the value of the securities (and therefore the value of the underlying fund's shares held by the Fund) could decline.

The Securities and Exchange Commission has adopted rule 144A under the securi-ties Act of 1933, as amended ("the Securities Act"), which permits a fund to sell restricted securities to qualified institutional buyers without limita-tions. Under rule 144A the board of directors of the underlying funds have the flexibility to determine, in appropriate circumstances, that specific rule 144A securities are liquid and not subject to the fund's illiquid securities limita-tion. Investing in rule 144A securities could have the effect of increasing the level of the underlying funds illiquidity to the extent that qualified institu-tional buyers become, for a time, uninterested in purchasing these securities.


Industry Concentration

An underlying fund may concentrate its investment within one industry. Because the scope of investment alternatives within an industry is limited, the value of the shares of such an underlying fund may be subject to greater market fluctu-ation than an investment in a fund which invests in a broader range of secur-ities.

Leverage Through Borrowing

An underlying fund may borrow on an unsecured basis from banks to increase its holders of portfolio securities. Under the 1940 Act, a fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such cover-age if it should decline to less than 300% due to market fluctuations or other-wise, even if disadvantageous from an investment standpoint. Leveraging through borrowing (i.e. purchasing securities with borrowed funds) will exaggerate the effect of any increase or decrease in the value of portfolio securities on a fund's net asset value, and money borrowed will be subject to interest costs

(which may include commitment fees and/or the cost of maintaining minimum aver-age balances) which may or may not exceed the interest and option premiums re-ceived from the securities purchased with borrowed funds.

Loans of Portfolio securities

An underlying fund may lend its portfolio securities provided that: (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash equivalents maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned;
(3) the fund will receive any interest or dividends paid on the loaned securi-ties; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to provide additional collateral.

Master Demand Notes

Underlying funds (particularly money market mutual funds) may invest up to 100% of their assets in master demand notes. Master demand notes are unsecured ob-ligations of U.S. corporations redeemable upon notice that permit investment by a fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the fund and the issuing corporation. Because they are direct arrangements between the fund and the issuing corporation, there is no secondary market for the notes. However, they are redeemable at face value plus accrued interest at any time.

Repurchase Agreements

Underlying funds, particular money market funds, may enter into repurchase agreements with banks and broker-dealers under which they acquire securities subject to an agreement with the seller to repurchase the securities at an agreed upon time and price. These agreements are considered under the 1940 Act to be loans by the purchaser collateralized by the underlying securities. If the seller should default on its obligation to repurchase the securities, the underlying fund may experience delay or difficulties in exercising its rights to realize upon the securities held as collateral and might incur a loss if the value of the securities should decline.

Short Sales

An underlying fund may sell securities short. In a short sale, a fund sells stock which it does not own, making delivery with securities 'borrowed' from a broker. The fund is then obligated to replace the security borrowed by pur-chasing it at the market price at the time of replacement. This price may or may not be less than the price at which the security was sold by the fund.
Until the security is replaced, the fund is required to pay to the lender any dividends or interest which accrue during the period of the loan. In order to borrow the security, the fund may also have to pay a premium which would in-crease the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements until the short position is closed out.

The fund also must deposit in a segregated account an amount of cash or U.S. Government securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the fund must maintain daily the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less that the market value of the securities at the time they were sold short. Depending upon market conditions, up to 80% of the value of a fund's net assets may be deposited as collateral for the obligation to replace securities borrowed to effect short sales and allocated to a segregated account in connection with short sales.

The fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the secu-rity declines in price between those dates. The amount of any gain will be decreased and the amount of any loss increased by the amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale.

A short sale is 'against the box' if at all times when the short position is open the fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Such a transaction serves to defer a gain or loss for federal income tax purposes.

Warrants

An underlying fund may invest in warrants, which are options to purchase equity securities at specific prices valid for a specific period if time. The prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and the fund will lose the pur-chase price and the right to purchase the underlying security.


SELECTION OF AUDITORS

The firm Sanville & Co. of Abington, Pennsylvania was selected as the independent auditor of the Funds and has no direct or indirect financial interest in the Funds or the Adviser.

                                SANVILLE & COMPANY
                           Certified Public Accountants
                                1514 Old York Road
                                Abington, PA 19001

                                  (215) 884-8460

                           INDEPENDENT AUDITOR'S REPORT
                           ----------------------------

To the Shareholders and Board of Directors of MH Elite Portfolio of Funds, Inc.

     We have audited the accompanying statement of assets and liabilities of MH Elite Small Cap Fund of Funds(the 'Fund'), a series of the
MH Elite Portfolio of Funds, Inc. including the schedule of investments, as of December 31, 2003 and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. The statement of changes in net assets for the year ended December 31, 2002 and the financial highlights for each of the four years in the period then ended, were audited by other auditors whose report dated February 20, 2003 expressed an unqualified opinion on this information.

     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, verified by examination through correspondence with brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the period indicated therein, in conformity with accounting principles generally accepted in the United States of America.


Abington, Pennsylvania                           Sanville & Company
February 21, 2004                                  Certified Public Accountants
                                      - 17 -

FINANCIAL STATEMENTS

The financial statements contained in the Annual Report to Shareholders for the fiscal year ended December 31, 2003 are incorporated herein by reference. Copies of the Annual and Semi-Annual Reports to Shareholders may be obtained without charge by writing to MH Elite Portfolio of Funds, Inc., 220 Russell Avenue, Rahway, NJ 07065, or by calling MH Elite Portfolio of Funds, Inc. at 1-800-318-7969.

                            FORM N-1A

                    PART C - OTHER INFORMATION

Item 23. Exhibits
      (a)   Articles of Incorporation
      (b)   By-Laws
      (c)   Not Applicable
      (d)   Investment Advisory Contract
      (e)   Not Applicable
      (f)   Reimbursement Agreements with Officers and/or Directors
      (g)   Not Applicable
      (h)   Administrative Services Contract
      (i)   Opinion of Counsel Concerning Fund Securities (1)
      (j)   Consent of Independent Accountants, to be filed by amendment.
      (k)   Not Applicable
      (l)   Not Applicable
      (m)   Not Applicable
      (n)   Not Applicable
      (o)   Not Applicable
      (p)   Code of Ethics

  (1) Updated Counsel Opinion filed herewith. Prior opinion filed as an exhibit to Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission on September 1, 1998, and incorporated by reference herein.

Item 24. Persons Controlled by or Under Common Control of the Fund

         Not Applicable

Item 25. Indemnification

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant, the registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemni-fication is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnifica-tion against such liabilities (other than the payment by the regis-trant of expenses incurred or paid by a director, officer or control-ling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or control-ling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

         The officers and directors of the Investment Adviser are Harvey Merson and Jeff Holcombe. Harvey Merson residing at 220 Russell Avenue, Rahway, New Jersey 07065 is a Registered Investment Adviser registered in the state of New Jersey. Jeff Holcombe residing at 8 Guildford Court, Annandale, New Jersey 08801 is employed at Telcordia Technologies, Inc. as a Director of Software Development.

Item 27. Principal Underwriters

         (a) Not Applicable
         (b) Not Applicable
         (c) Not Applicable

Item 28. Location of Accounts and Records

         All fund records are held at 220 Russell Avenue, Rahway, NJ 07065 and 8 Guildford Court, Annandale, NJ 08801

Item 29. Management Services

         Not Applicable

Item 30. Undertakings

         Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the MH Elite Portfolio of Funds, Inc. certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rahway and State of New Jersey, on the 30th day of April 2004.


                                          MH Elite Portfolio of Funds, Inc.


                                          Harvey Merson
                                          President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                            Title                            Date


Harvey Merson           President, CEO and Director                  04-30-2004

Jeff Holcombe           Vice-President, CIO and Director             04-30-2004

Vincent Farinaro        Director                                     04-30-2004

Howard Samms            Director                                     04-30-2004

Jerome Stern            Director                                     04-30-2004

Tice Walker             Director                                     04-30-2004